Exhibit 10.12

FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT
THIS FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of December 19, 2016, is by and among TEAM, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement referenced below), the banks listed as Lenders on the signature pages hereof (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).
BACKGROUND
A.The Borrower, the Guarantors, the Lenders, and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of July 7, 2015, as amended by that certain First Amendment to Credit Agreement, dated as of December 2, 2015, that certain Second Amendment and Commitment Increase to Credit Agreement, dated as of February 29, 2016 and that certain Third Amendment to Credit Agreement, dated as of August 17, 2016 (said Third Amended and Restated Credit Agreement, as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).
B.Furmanite America, Inc., a Virginia corporation and Subsidiary of Borrower (“Furmanite”), has entered into that certain Purchase and Sale Agreement dated as of December 19, 2016 between Furmanite and FIS Operations, LLC, a Delaware limited liability company (“FIS”), whereby Furmanite will sell certain of its assets of Midstream Inspection/QA Services (“FIS Assets”), a division of Furmanite, generally named Tulsa Inspection Services (“FIS Disposition”). The FIS Disposition would be a violation of Section 7.05(g) of the Credit Agreement, as the FIS Disposition would result in Dispositions of assets for Fiscal Year 2016 exceeding 5% of Consolidated Net Worth as of December 31, 2015, thus resulting in an Event of Default under Section 8.01(b) of the Credit Agreement (the “FIS Disposition Default”).
C.The Borrower has requested that (i) the Lenders waive the FIS Disposition Default and (ii) make an amendment to the Credit Agreement, as more fully set forth herein. The Lenders have agreed to waive the FIS Disposition Default and amend the Credit Agreement, in each case subject to the terms and conditions herein.
NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
1.AMENDMENT. Section 7.05(g) of the Credit Agreement is hereby amended to read as follows:
(g)    Dispositions of other assets of the Borrower or any such Subsidiary of the Borrower provided the aggregate value of assets so disposed of in any period of four consecutive Fiscal Quarters does not exceed an amount equal to 5% of Consolidated Net Worth as of the end of the Fiscal Quarter ended immediately prior to the date of such Disposition for which financial statements have been delivered pursuant to Section 6.01(a) or Section 6.01(b); and

2.LIMITED WAIVER. Subject to the conditions of effectiveness set forth in Section 5 hereof, the Lenders hereby waive the FIS Disposition Default. The waiver provided in the immediately preceding sentence is limited and shall not affect any other terms or provisions of the Credit Agreement or any other Loan Documents.
3.RELEASE. Subject to the conditions of effectiveness set forth in Section 5 hereof, the Lenders hereby consent to the release by the Administrative Agent of the Liens held by the Administrative Agent in the FIS Assets.
4.REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and immediately after giving effect to this Fourth Amendment:
(a)the representations and warranties of the Borrower and each other Loan Party contained in Article II, Article V and each other Loan Document, or which are contained in any document that has been furnished under or in connection herewith or therewith, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, are true and correct in all material respects, and except that for purposes hereof, except (x) to the extent Administrative Agent has been previously notified of any changes in the facts on which such representations and warranties were based in a certificate delivered to Administrative Agent pursuant to Section 6.02(b) of the Credit Agreement, (y) the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, and (z) any representation and warranty that by its terms is made only as of an earlier date, is true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of such earlier date;
(b)no Default exists;
(c)(i) the Borrower has full power and authority to execute and deliver this Fourth Amendment, (ii) this Fourth Amendment has been duly executed and delivered by the Borrower and (iii) this Fourth Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
(d)neither the execution, delivery and performance of this Fourth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will (i) conflict with any Organization Documents of the Borrower, (ii) violate any Applicable Law applicable to the Borrower in any material respect (other than failures to obtain governmental authorizations, make filings or provide notices, etc. which do not violate Section 5.03 of the Credit Agreement), or (iii) conflict with any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Subsidiaries or any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject, except in each case referred to in this clause (iii) for such violations, breaches and defaults

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that, individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect; and
(e)no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required to be obtained or made by (i) the Borrower as a condition to the execution, delivery or performance by the Borrower of this Fourth Amendment or (ii) any Guarantor as a condition to the acknowledgement by any Guarantor of this Fourth Amendment.
5.CONDITIONS OF EFFECTIVENESS. All provisions of this Fourth Amendment shall be effective upon satisfaction of, or completion of, the following:
(a)the Administrative Agent shall have received counterparts of this Fourth Amendment executed by Lenders comprising the Required Lenders;
(b)the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Guarantor;
(c)the representations and warranties set forth in Section 4 of this Fourth Amendment shall be true and correct; and
(d)the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.
6.GUARANTOR’S ACKNOWLEDGMENT. By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Fourth Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claim or offsets against, or defenses or counterclaims to, its Guaranty.
7.REFERENCE TO THE CREDIT AGREEMENT.
(a)Upon and during the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Fourth Amendment.
(b)Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

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8.COSTS AND EXPENSES. The Borrower shall be obligated to pay the reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder.
9.EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
10.GOVERNING LAW; BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and each Lender shall retain all rights arising under federal law. This Fourth Amendment shall be binding upon the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and permitted assigns.
11.HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.
12.ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date above written.

TEAM, INC.

		By:	/s/ Greg L. Boane
Greg L. Boane
Senior Vice President and Chief Financial
Officer

ACKNOWLEDGED AND AGREED:

TEAM INDUSTRIAL SERVICES, INC.
TEAM INDUSTRIAL SERVICES
INTERNATIONAL, INC.
TQ ACQUISITION, INC.
QUALSPEC LLC
QUALSPEC INC.
FURMANITE CORPORATION
FURMANITE WORLDWIDE, INC.
FURMANITE AMERICA, INC.
FURMANITE OFFSHORE SERVICES, INC.

By:	/s/ Greg L. Boane
Greg L. Boane
Executive Vice President, Chief
Financial Officer and Treasurer

QUEST INTEGRITY GROUP, LLC
QUEST INTEGRITY USA, LLC

By:	/s/ Ted W. Owen
Ted W. Owen
Treasurer

ROCKET ACQUISITION, INC.

By:	/s/ Greg L. Boane
Greg L. Boane
Vice President and Chief Financial
Officer

Signature Page to Fourth Amendment

TCI SERVICES, INC.
TANK CONSULTANTS, INC.
DK VALVE & SUPPLY, INC.
TCI SERVICES HOLDINGS, INC.

By:	/s/ Greg L. Boane
Greg L. Boane
Senior Vice President

Signature Page to Fourth Amendment

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Patrick Devitt
Name:	Patrick Devitt
Title:	VP

Signature Page to Fourth Amendment

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	SVP

Signature Page to Fourth Amendment

LENDERS:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ John Kushnerick
	Name:	John Kushnerick
	Title:	Executive Director

Signature Page to Fourth Amendment

COMPASS BANK

By:	/s/ Collis Sanders
Name:	Collis Sanders
Title:	Executive Vice President

Signature Page to Fourth Amendment

BRANCH BANKING AND TRUST
COMPANY

By:	/s/ Jim Wright
Name:	Jim Wright
Title:	Assistant Vice President

Signature Page to Fourth Amendment

SUNTRUST BANK

By:	/s/ Justin Lien
Name:	Justin Lien
Title:	Director

Signature Page to Fourth Amendment

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Suzannah Valdivia
Name:	Suzannah Valdivia
Title:	Senior Vice President

Signature Page to Fourth Amendment

BOKF, NA dba Bank of Texas

By:	/s/ Jeffrey R. Dunn
Name:	Jeffrey R. Dunn
Title:	Executive Vice President

Signature Page to Fourth Amendment